                                EXHIBIT 10.104


                    BOND REAL PROPERTY LEASE AGREEMENT FOR

                    THE INGRAM MICRO DISTRIBUTION FACILITY

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF MILLINGTON, TENNESSEE

                  (a Tennessee public nonprofit corporation)



                                      TO


                        LEASE PLAN NORTH AMERICA, INC.

                           (an Illinois corporation)



                      ___________________________________

                           BOND REAL PROPERTY LEASE

                         DATED AS OF DECEMBER 20, 1995
                      ___________________________________



                                    This instrument prepared by:

                                    Baker, Donelson, Bearman & Caldwell
                                    Twentieth Floor
                                    First Tennessee Building
                                    165 Madison Avenue
                                    Memphis, TN 38103

                               TABLE OF CONTENTS
                               -----------------

(This table of contents is provided for purposes of convenience only and does not constitute a part of the Lease.)

                                                                            Page
                                                                            ----
ARTICLE I
     Definitions...........................................................   2

ARTICLE II
     Representations, Warranties and Covenants of
     Lessor and Lessee.....................................................   4

ARTICLE III

     Commencement and Completion of Project; Issuance of
     the Bond; Compliance with Laws; Lessee's Acceptance;
     Permitted Contests; Assignment of Lessor's Rights.....................   5

ARTICLE IV
     Lease Term............................................................  10

ARTICLE V
     Rent..................................................................  10

ARTICLE VI
     Rent Absolute; State of Title.........................................  11

ARTICLE VII
     Taxes and Other Charges...............................................  13

ARTICLE VIII
     Liens.................................................................  15

ARTICLE IX
     Indemnification and Non-Liability of Lessor...........................  16

ARTICLE X
     Insurance.............................................................  17

ARTICLE XI
     Maintenance and Repair................................................  19

ARTICLE XII
     Condemnation..........................................................  19

ARTICLE XIII
     Casualty..............................................................  22

ARTICLE XIV
     Additions, Alterations, Improvements,
     Replacements and New Construction.....................................  23

ARTICLE XV
     Subletting, Assignments and Mortgaging................................  24

ARTICLE XVI
     Performance of Lessee's Obligations by Lessor;
     Permitted Contests....................................................  25

ARTICLE XVII
     Events of Default; Termination........................................  26

ARTICLE XVIII
     Repossession..........................................................  27

ARTICLE XIX
     Reletting.............................................................  28

ARTICLE XX
     Survival of Lessee's Obligations; Damages.............................  28

ARTICLE XXI
     Purchase and Purchase Prices..........................................  30

ARTICLE XXII
     Recording and Filing; Other Instruments...............................  31

ARTICLE XXIII
     Miscellaneous.........................................................  32

                           BOND REAL PROPERTY LEASE
                           ------------------------


     THIS LEASE (the "Lease"), made and entered into as of December 20, 1995, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE, a public nonprofit corporation organized and existing under the laws of the State of Tennessee (hereinafter called "Lessor"), and LEASE PLAN NORTH AMERICA, INC., an Illinois corporation (hereinafter called "Lessee");

                             W I T N E S S E T H:

     WHEREAS, Lessor is a public nonprofit corporation and a public instrumentality of The City of Millington, and is authorized under Sections 7-53-101 to 7-53-311, inclusive, Tennessee Code Annotated, as amended (hereinafter called the "Act"), to acquire, whether by purchase, exchange, gift, lease, or otherwise, and to own, lease and dispose of properties for the public purpose of promoting industry and developing trade by inducing manufacturing, industrial, governmental, educational and commercial enterprises to locate in or remain in the State of Tennessee and further the use of its agricultural products and natural resources; and

     WHEREAS, to induce Lessee to cause a distribution facility to be operated in Shelby County, Tennessee, Lessor has acquired land located in Shelby County, Tennessee, and the Lessor will construct on such land such facility in accordance with Lessee's requirements, and Lessor will lease said real property to Lessee on the terms and conditions hereof; and

     WHEREAS, to obtain funds for such purposes Lessor will issue and sell to Lease Plan North America, Inc. (in its capacity as purchaser of the Bond, hereinafter referred to as the "Purchaser") its Industrial Development Revenue Note (Ingram Micro L.P.) Series 1995 (herein sometimes referred to as the "Bond") in the principal amount of not exceeding $22,000,000.00, under and pursuant to the Act, the Bond to be secured by a Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases dated as of the date hereof (the "Mortgage") from the Lessor to an individual trustee for the benefit of the Purchaser, and the proceeds from the sale of the Bond shall be deposited as, and withdrawn in the manner and for the purposes, hereinafter set forth; and

     NOW, THEREFORE, Lessor, for and in consideration of the payments hereinafter stipulated to be made by Lessee, and the covenants and agreements hereinafter contained to be kept and performed by Lessee, does by these presents demise, lease and let unto Lessee, and Lessee does by these presents hire, lease and rent from Lessor, for the Term and upon the conditions hereinafter stated, the premises described in Schedule A attached hereto (hereinafter called the
                          ----------
"Land") together with the
distribution facility and other related facilities and improvements thereon or hereafter constructed thereon and appurtenances thereto;

     UNDER AND SUBJECT, however, to the encumbrances, if any, shown on Schedule
                                                                       --------
B; and
-

     UNDER AND SUBJECT to the following terms and conditions:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Terms not defined herein shall have the meanings ascribed thereto in the Participation Agreement by and among Lessee, Sublessee and ABN Amro Bank, N.V., Atlanta Branch, of even date herewith (the "Participation Agreement"). In addition to the words, terms and phrases elsewhere defined in this Lease, the following words, terms and phrases as used in this Lease shall have the following respective meanings:

     "Act" shall mean Sections 7-53-101 to 7-53-311, inclusive, of Tennessee Code Annotated, as amended.

     "All Unpaid Installments" shall mean an amount equal to (i) the then unpaid principal amount of the Bond and all interest accrued or to accrue on and prior to the next succeeding date or dates on which the Lessor can pay or prepay the Bond, and (ii) any additional rental and any other amounts due or to become due hereunder prior to the time that the Bond is paid in full, including without limitation any unpaid fees and expenses of Lessor which are then due or will become due prior to the time that the Bond is paid in full.

     "Authorized Lessee Representative" means the Authorized Sublessee Representative, except that Lessee may, by written notice to the Purchaser, designate an Authorized Lessee Representative in lieu of the Authorized Sublessee Representative.

     "Authorized Sublessee Representative" means Paul H. LaPlante, Senior Director Facilities and Real Estate, except that Sublessee may, by written notice to the Purchaser, designate additional Authorized Sublessee Representatives or delete Authorized Sublessee Representatives.

     "Basic Rent" shall mean the amounts described in Section 5.1 hereof.

     "Bond" shall mean the $22,000,000.00 Industrial Development Revenue Note (Ingram Micro L.P.) Series 1995 issued by the Lessor.

     "Bond Documents" shall mean the Bond, this Lease, the Mortgage, and the PILOT Agreement.

     "Building" shall mean all improvements situated on the Land, as they now exist or may hereafter be modified.

     "Business Day" means any day other than a Saturday, a Sunday, or a public holiday or the equivalent for banks generally in the State of Tennessee.

     "Completion Date" means the date of receipt by the Purchaser of the last of the Certificates and other items required pursuant to the last paragraph of
Section 3.3 hereof.

     "Initial Basic Rent Payment" means the $294,172.50 payment due from the Lessee to the Lessor.

     "Land" shall mean the real property described in Schedule A attached hereto
                                                      ----------
which, by this reference, is incorporated herein.

     "Lease" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more instruments supplemental hereto.

     "Mortgage" shall mean the Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases dated as of the date hereof from the Lessor to a trustee for the benefit of the Purchaser.

     "PILOT Agreement" shall mean the Payment in Lieu of Taxes Agreement between Lessor and Sublessee, of even date herewith.

     "Prime Rate" shall mean the U.S. Prime Rate most recently published in The
                                                                            ---
Wall Street Journal and, if more than one such Prime Rate is simultaneously so
-------------------
published, the highest of such rates or, if the Wall Street Journal ceases
                                                -------------------
publishing such Prime Rate, the rate from time to time announced by Citibank, N.A. as its "Prime Rate" or "Base Rate".

     "Project" shall mean the Land and the Building.

     "Purchaser" shall mean Lease Plan North America, Inc., an Illinois corporation, as the original purchaser of the Bond, and any subsequent owner of the Bond.

     "Sublease" shall mean that certain Master Lease of even date herewith between the Lessee, as lessor, and Sublessee, as lessee, or any other sublease by the Lessee permitted under Section 15.1 hereof.

     "Sublessee" shall mean Ingram Micro, L.P. a Tennessee limited partnership, or other permitted sublessee under a Sublease.

     "Term" shall mean the term described in Section 4.1.

                                  ARTICLE II

                 Representations, Warranties and Covenants of
                 --------------------------------------------
                               Lessor and Lessee
                               -----------------

     2.1  Representations of Lessor.  The Lessor is a public corporation and
          -------------------------
governmental instrumentality of the State of Tennessee and is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee and is validly organized pursuant to the provisions of the Act. The Lessor is authorized and empowered by the provisions of the Act, and has all requisite corporate power and authority to execute and deliver and perform its obligations under this Lease. This Lease has been duly authorized, executed and delivered on behalf of the Lessor and constitutes valid and binding obligations of the Lessor in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting creditors' rights generally and general principles of equity.
The execution, delivery and performance by the Lessor of this Lease will not contravene or constitute a default under any provision of applicable law or regulation, the certificate of incorporation or by-laws of the Lessor or of any material contract, agreement, judgment, order, decree, rule, regulation or other instrument binding on it in each case where the result thereof would have a material adverse effect on the ability of Lessor to perform hereunder.

     2.2  Representations, Warranties and Covenants of Lessee.  Lessee hereby
          ---------------------------------------------------
represents and warrants to, and agrees and covenants with the Lessor and the Purchaser as follows:

            (a)  Organization and Good Standing.  Lessee is a corporation duly
                 ------------------------------
     organized, validly existing and in good standing under the laws of the State of Illinois and is duly qualified as a foreign corporation in the State of Tennessee.

            (b)  Requisite Power and Authorization.
                 ---------------------------------

                    (i) This Lease constitutes the legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting creditors' rights generally and general principles of equity.

                    (ii) Lessee has all requisite power, authority and legal right to execute and deliver this Lease and all other instruments and documents to be executed and delivered by Lessee pursuant hereto, to perform and observe the provisions thereof and to carry out the transactions contemplated thereby. All corporate action on the part of Lessee which is required for the execution, delivery, performance and observance by Lessee of this Lease has been duly authorized and effectively taken.

               (iii) None of the execution and delivery of this Lease, consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof will conflict with, constitute a breach of or a default under or violate, any material agreement or instrument to which Lessee is a party or by which Lessee or any of Lessee's property is bound, or any existing law, administrative regulation, court order or consent decree applicable to Lessee, in each case where the result thereof would have a material adverse effect on the ability of Lessee to perform hereunder.

               (iv) There is no action, suit or proceeding at law or in equity or by or before any governmental agency or authority or arbitral tribunal now pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee or any of its properties or rights which might adversely affect the validity of this Lease or the transactions contemplated hereby.

                                  ARTICLE III

              Commencement and Completion of Project; Issuance of
              ---------------------------------------------------
             the Bond; Compliance with Laws; Lessee's Acceptance;
             ----------------------------------------------------
               Permitted Contests; Assignment of Lessor's Rights
               -------------------------------------------------

     3.1  Agreement to Acquire, Construct and Equip the Project.  Subject to
          -----------------------------------------------------
the provisions of Section 3.5 hereof Lessor agrees that:

     (a)  It has acquired the Land.

     (b) Except for agreements previously executed by Sublessee and Lessor, it shall not execute any contract for or with respect to the construction of the Project or any part thereof without the prior written approval of Lessee.

     (c) Before entering into any contract for the construction of the Building or any part thereof, it will cause the contractor to execute and deliver (i) any bond required by Tenn. Code Ann. (S) 12-4-101 et seq. and (ii) such other bond
                                              -- ---
as Lessee may request.

     Lessor agrees that it will enter into, or accept the assignment of, such contracts as Lessee or Sublessee may request in order to effectuate the purposes of this Section but that it will not execute any other contract or give any order for such construction and acquisition of the Project unless and until Lessee or Sublessee shall have approved the same in writing.

     Lessor hereby makes, constitutes and appoints Sublessee as its true and lawful agent, (a) to construct the Project, (b) to make, execute, acknowledge and deliver any contracts, order, receipts, writings and instructions, either in the name of the Sublessee solely or as the stated agent for Lessor, with any other persons, firms or corporations, and in general to do all things which may be requisite or proper, all for the construction of the Project with the same powers and with the same validity as Lessor could do if acting in its own behalf, (c) pursuant to the provisions of this Lease, to pay all fees, costs and expenses incurred in the construction of the Project from funds made available therefor in accordance with this Lease, and (d) to ask, demand, sue for, levy, recover and receive all such sums of money, debts, dues and other demands whatsoever which may be due, owing and payable to Lessor under the terms of any contract, order, receipt, writing or instruction in connection with the construction of the Project, and to enforce the provisions of any contract, agreement, obligation, bond or other performance security. So long as Lessee is not in default under any of the provisions of this Lease, this appointment of Sublessee to act as agent and all authority hereby conferred are granted and conferred irrevocably to the Completion Date and thereafter until all activities in connection with the construction of the Project shall have been completed, and shall not be terminated prior thereto by act of Lessor or of Lessee or by operation of law.

     Lessee agrees, pursuant to the authority and power granted in the preceding paragraph, promptly to commence construction of the Project and to proceed with such acquisition and renovation with due diligence, in a good and workmanlike manner and in compliance with all legal requirements, ordinances and restrictions, and to complete such construction within 2 years after the date hereof.

     Lessor agrees to use its best efforts to cause the construction of the Project to be completed with all reasonable dispatch and in accordance with the schedule desired by the Sublessee.

     Lessee shall, on behalf of Lessor, pay all costs and fees incurred by Lessor in connection with the issuance of the Bond, and to the extent that the proceeds of the Bond are available therefor Lessee shall be reimbursed for payment of such costs and fees and for such reimbursement pursuant to Section
3.3 hereof.

     3.2  Agreement to Issue Bond; Application of Bond Proceeds.  In order to
          -----------------------------------------------------
provide funds for payment of the costs of the construction provided for in
Section 3.1 hereof, Lessor agrees that it will sell at par and cause to be delivered to the Purchaser the Bond in the original principal amount not exceeding $22,000,000.

     3.3  Use of Proceeds.  The proceeds of the Bond will be deposited by the
          ---------------
Purchaser, on behalf of Lessor, in a separate demand deposit account (the "Construction Fund") to be established by Lessee with a bank of its choice and withdrawals therefrom shall be made by the Lessee only for the payment of, or reimbursement of Lessee for payment of, the following costs and expenses:

          (a) The fees, taxes and expenses for recording or filing any of the Bond Documents; the fees, taxes and expenses for recording or filing any financing statements and any other documents or instruments that either the Lessor or the Purchaser may deem desirable to file or record in order to perfect or protect the lien of any of the Bond Documents:

          (b) The legal and fiscal fees and expenses incurred in connection with the authorization and issuance of the Bond, the preparation of the Bond Documents, and all other documents in connection therewith;

          (c) The fees for architectural, engineering and supervisory services with respect to the Project;

          (d)  All costs in connection with the construction of the Building;

          (e)  All costs payable under Section 9.3 hereof; and

          (f) Any other costs and expenses relating to the Project which would constitute a cost or expense for which Lessor may issue bonds under the provisions of the Act.

     Deposits into the Construction Fund shall be made by the Purchaser only upon receipt by it of (i) a request for such deposit by Sublessee, and (ii) a certification by Sublessee that such deposit is properly payable from the proceeds of the sale of the Bond in accordance with this Section 3.3, the requirements of the Operative Documents (with respect to an Advance under the Participation Agreement) have been met, that none of the items for which the deposit is proposed to be made has formed the basis for any payment theretofore made from the proceeds of the sale of the Bond, and, with respect to any reimbursement sought by Lessee, that it has incurred and paid costs in that amount for the construction of the Project or the issuance of the Bond. Unless the Purchaser consents to the contrary, disbursements shall not be made more often than twice per month and only after the Purchaser has been in receipt of the disbursement request and the other items required by this paragraph for three (3) days. Any payment of proceeds of the Bond made to the Lessee shall constitute reimbursement of the costs certified by the Lessee or Sublessee to have been paid.

     Notwithstanding the foregoing, whenever there shall exist an Event of Default hereunder, or whenever the Purchaser reasonably determines that the unfunded portion of the Bond will be insufficient to pay the costs required to complete the Project, the Purchaser shall not be required to make any further deposits into the Construction Fund.

     Nothing contained in this Lease or in any related document shall impose upon the Lessor or the Purchaser any obligation to see to the proper application of the proceeds of the Bond disbursed in accordance with the terms hereof.

     Upon completion of the construction of the Project, Lessee shall cause all costs and expenses in connection therewith to be paid, and shall deliver to the Purchaser a certificate signed by the Authorized Lessee Representative that (i) construction of the Building has been completed in all respects and all costs of labor, services, materials and supplies used in such renovation have been paid, and (ii) all other facilities necessary in connection with the Project have been acquired and constructed and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. No proceeds of the Bond shall be disbursed after receipt of such items and certificate.

     3.4  Lessee Required to Pay Construction Costs in Event Bond Proceeds
          ----------------------------------------------------------------
Insufficient.  In the event the proceeds of the Bond available for payment of
------------
the costs of the Project and the other costs, fees and expenses listed in
Section 3.3 should not be sufficient to pay the same in full, Lessee agrees to complete the Project and pay all that portion of the costs of the Project and the other costs, fees and expenses listed in Section 3.3 as may be in excess of the monies available therefor from the proceeds of the sale of the Bond. Lessor does not make any warranty, either express or implied, that the proceeds of the Bond which, under the provisions of this Lease, will be available for payment of the costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection.

     3.5  Lessor to Pursue Remedies Against Contractors, Subcontractors and
          -----------------------------------------------------------------
Suppliers and Their Sureties.  In the event of default of any contractor,
----------------------------
subcontractor or supplier under any contract made by it in connection with the Project or in the event of breach of warranty with respect to any material, workmanship or performance guarantee, Lessor will at the request of Lessee promptly proceed (subject to Lessee's advice to the contrary, and subject to Lessor's rights of indemnity and reimbursement set forth in the Indemnity Agreement, of even date herewith, in favor of the Lessor), either separately or in conjunction with others, to exhaust the remedies of Lessor against the contractor, subcontractor or supplier so in default and against each surety for the performance of such contract. Lessee agrees to advise Lessor of the steps it intends to take in connection with any such default. If Lessee shall so notify Lessor, Lessee may, in its own name or in the name of Lessor, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Lessee deems reasonably necessary, and in such event Lessor hereby agrees to cooperate fully with Lessee and to take all action necessary to effect the substitution of Lessee for Lessor in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing (a) if Lessee has corrected, at its own expense, the matter which gave rise to such default or breach, shall be paid to Lessee or (b) if Lessee has not corrected, at its own expense, the matter which gave rise to such default or breach, shall be paid to the Purchaser as a prepayment on the Bond.

     3.6  Use of Leased Property.  Lessee is hereby granted and shall have the
          ----------------------
right during the Term to occupy and use the Leased Property as a distribution facility. Lessor agrees that at Lessee's request and expense it will use all reasonable efforts to insure that such uses are and will continue to be lawful uses under all applicable zoning laws and regulations.

     3.7  Lessee's Acceptance of Leased Property.  With regard to Lessor, Lessee
          --------------------------------------
accepts the Project in its condition on the date of the commencement of the Term, and assumes all risks, if any, resulting from any present or future latent or patent defects therein or from the failure of the Project to comply with all legal requirements applicable thereto, reserving, however, any and all rights of Lessee with respect to parties other than Lessor.

     3.8  Assignment of Lessor's Rights.  Concurrently with the execution of
          -----------------------------
this Lease, Lessor will enter into the Mortgage pursuant to which the Lessor will assign to the Purchaser Lessor's rights under this Lease as security for, among other things, the payment of the Bond. Lessee hereby consents to such assignment and agrees to make all payments to Lessor required hereunder (other than the Initial Basic Rent Payment) directly to the Purchaser without defense or set-off by reason of any dispute between Lessee and Lessor. Lessee shall pay the Initial Basic Rent Payment to Lessor, and Purchaser shall have no right to receive such payment. Lessee further agrees that upon such assignment the Purchaser shall be entitled to enforce the provisions of this Lease without regard to whether the Lessor is then in default with respect to the Bond.
Lessor and Lessee further acknowledge that the execution and delivery of the Mortgage will not constitute the merger of all of the interests in the Lease in Lessee or the extinguishment of the Lease. Assignment of this Lease shall in no event constitute a merger of the estate or interest of the Lessee hereunder with the estate or interest of (a) the Lessor hereunder or (b) Purchaser as assignee of Lessor.

     3.9  Authorized Lessee Representatives.  Anything herein contained to the
          ---------------------------------
contrary notwithstanding, any notice, request, direction or similar communication of Lessee required or permitted under this Article III shall be executed by an Authorized Lessee Representative on behalf of the Lessee, and the Purchaser and Lessor shall not be obligated to accept or act upon any such notice, request, direction or other communication unless it is made by an Authorized Lessee Representative on behalf of the Lessee.

     3.10  Compliance with Laws; Lessee's Acceptance of Project.  Subject to the
           ----------------------------------------------------
provisions of Section 16.2, Lessee shall throughout the Term and at no expense to Lessor promptly cure any violations under all laws, ordinances, orders, rules, regulations and requirements of duly constituted public authorities, which are or shall become applicable to the Project, the repair and alteration thereof, including, without limitation, the Building and the use or manner of use of the Project, whether or not such laws, ordinances, orders, rules, regulations and requirements are foreseen or unforeseen, ordinary or extraordinary, and whether or not they shall involve any change of governmental policy or shall require structural or extraordinary repairs, alterations or additions, irrespective of the cost thereof; provided, however, that if after the Bond has been paid in full, Lessee, in lieu of compliance with such laws, orders, rules, regulations and requirements, or the making of such additions, changes or alterations, may elect to terminate this Lease, and, in such event shall have no further liability hereunder.

                                  ARTICLE IV

                                  Lease Term
                                  ----------

     4.1   Term.  Subject to the provisions contained in this Lease, this Lease
           ----
shall be in full force and effect for a Term commencing on the date hereof and ending at midnight December 31, 2026 (or, if such date is not a Business Day, ending the next Business Day); provided, however, that Lessee's obligations hereunder shall survive until principal of and interest on the Bond are paid in full.

     Notwithstanding the foregoing, the Term of this Lease may be terminated by Lessee upon (i) payment to Purchaser, as assignee under this Lease, of an amount equal to All Unpaid Installments, and (ii) written notice to Lessor and Purchaser.

                                   ARTICLE V

                                     Rent
                                     ----

     5.1   Basic Rent.  Lessee will pay to Lessor without notice or demand, in
           ----------
immediately available funds, on the date hereof the Initial Basic Rent Payment, and thereafter, as Basic Rent on December 1, 1996 and on the first day of each December thereafter during the Term (or, if any such date is not a Business Day on the next Business Day together with interest through such date), an amount equal to the principal of and interest on the Bond due on such date; provided, that until the Bond has been paid in full, all such payments and all advance payments of rent (other than the Initial

Basic Rent Payment) shall be made to the Purchaser, as assignee of the Lessor's rights hereunder. Any payment of rent hereunder made by Lessee to Purchaser for the benefit of Lessor shall be deemed paid to Lessor as if delivered to Lessor. All Basic Rent paid hereunder shall be absolutely net to Lessor, free of any taxes, costs, expenses, liabilities, charges or other deduction whatsoever with respect to the Project and the possession, operation, maintenance, repair, rebuilding or use thereof, or of any portion thereof, so that this Lease shall yield such Basic Rent net to or for the account of Lessor throughout the Term. Upon full prepayment of All Unpaid Installments to the Purchaser, the Lessee shall have no further obligation to pay Basic Rent during the remaining portion of the Term hereof.

     5.2  Advance Payment of Rent.  The Lessee may at any time without notice or
          -----------------------
penalty, at its option, pay in advance all or any portion of any installment or installments of Basic Rent to become due hereunder. Any such prepayment shall be applied first to accrued interest on the Bond and the remainder, if any, to principal installments on the Bond in the inverse order of maturity, without penalty or premium. Upon full prepayment of All Unpaid Installments, the Lessee shall have no further obligation to pay Basic Rent during the remaining portion of the Term hereof.

     5.3  Additional Rent.  Lessee agrees to pay, as additional rent, all other
          ---------------
amounts, liabilities and obligations which Lessee herein assumes or agrees to pay, except that the liquidated damages referred to in Sections 20.2 and 20.3 shall not constitute additional rent. In the event of any failure on the part of Lessee to pay any such amounts, liabilities or obligations, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of the Basic Rent.

     5.4  Net Lease.  This Lease is a "net lease" and the Basic Rent, additional
          ---------
rent and all other sums payable hereunder to or for the account of Lessor shall be paid promptly and without set-off, counterclaim, abatement, suspension, deduction, diminution or defense.

                                  ARTICLE VI

                         Rent Absolute; State of Title
                         -----------------------------

     6.1  No Termination or Abatement for Damage or Destruction, Etc.  Except as
          ----------------------------------------------------------
otherwise expressly provided herein, and until the Bond has been paid in full, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Lessee be otherwise affected, by reason of any damage to or the destruction of all or any part of the Project from whatever cause, the loss or theft of the Project or any part thereof, the taking of the Project or any portion thereof by condemnation or otherwise, the prohibition, limitation or restriction of Lessee's use of the Project, or the interference with such use by any private person or corporation, or by reason of any eviction by paramount title or otherwise, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the Basic Rent and additional rent reserved hereunder shall continue to be payable in all events and the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease.

     Lessee acknowledges that Lessor has made no representations as to the condition of the Project. This Lease shall not terminate, nor shall Lessee have any right to terminate this Lease, or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Lessee be otherwise affected, by reason of or due to the condition of the Project.

     The obligations of Lessee to make the payments required in Article V and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional. Until such time as the principal of and interest on the Bond shall have been fully paid, Lessee (i) will not suspend or discontinue any payments provided for in Article V, (ii) will perform and observe all of its other agreements contained in this Lease and (iii) except as provided in Article XXI will not terminate this Lease for any cause including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, commercial frustration of purpose, or any change in the tax or other laws of the United States of America, the State of Tennessee or any political subdivision thereof.

     6.2  No Termination for Insolvency, Etc. of Lessor.  Lessee covenants and
          ---------------------------------------------
agrees that it will remain obligated under this Lease in accordance with its terms, and that Lessee will not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceedings affecting Lessor or any assignee of Lessor in any such proceeding and notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Lessor or any assignee of Lessor in any such proceeding, or by any court in any such proceeding. Lessor covenants and agrees that it will not voluntarily submit to any bankruptcy, insolvency, reorganization, composition, readjustment, action for appointment of a receiver, liquidation, dissolution, winding-up or other proceeding affecting it or any assignee under this Lease without the prior written consent of Lessee, so long as Lessee is not in default hereunder.

     6.3  Waiver of Rights by Lessee.  Except as provided in Article XV hereof
          --------------------------
until such time as the principal of and interest on the Bond shall have been paid in full, Lessee waives, to the extent legally permissible, all rights now or hereafter conferred by law (i) to quit, terminate or surrender this Lease or the Project or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent or additional rent or any other sums payable under this Lease, except as otherwise expressly provided herein, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.

     6.4  Condition and Title of Project.  Lessee acknowledges that it has
          ------------------------------
examined the premises described in Schedule A attached hereto and the state of
                                   ----------
Lessor's title thereto prior to the making of this Lease and knows the condition and state thereof as of the first day of the term of this Lease, and accepts the same in said condition and state; that no representations as to the condition or state thereof have been made by representatives of Lessor; and that Lessee in entering into this Lease is relying solely upon its own examination thereof. Lessor shall not be liable to Lessee for any damages resulting from failure of or any defect in Lessor's title to the Land which interferes with, prevents or renders burdensome the use of the Project or the compliance by Lessee with any of the terms of this Lease, or from delay in obtaining possession of all or any part thereof, from any cause whatsoever (except to the extent arising out of Lessor's breach of its obligations under Section 6.5 or 8.1 hereof), and no such failure of or defect in Lessor's title or delay shall terminate this Lease or entitle Lessee to any abatement, in whole or in part, of any of the rentals or any other sums provided to be paid by Lessee pursuant to any of the terms of this Lease.

     Lessor makes no warranty, either express or implied, that the Project will be suitable for Lessee's purposes or needs.

     6.5  No Conveyance of Title by Lessor.  Lessor covenants and agrees that,
          --------------------------------
during the Term of this Lease and if Lessee shall then not be in default under this Lease, it will not convey, or suffer or permit the conveyance of, by any voluntary act on its part, its title to the Project to any person, firm or corporation whatsoever, irrespective of whether any such conveyance or attempted conveyance shall recite that it is expressly subject to the terms of this Lease; provided, however, that nothing herein shall restrict the conveyance or transfer of the Project in accordance with any terms or requirements of this Lease or the execution and delivery of the Mortgage.

                                  ARTICLE VII

                            Taxes and Other Charges
                            -----------------------

     7.1  Payment by Lessee - General.  Lessee agrees, subject to the provisions
          ---------------------------
of Section 16.2, to pay and discharge, as additional rent, punctually as and when the same shall become due and payable, each and every cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which Lessor or Lessee is or shall become liable by reason of its estate or interest in the Project or any portion thereof, by reason of any right or interest of Lessor or Lessee in or under this Lease, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding or use of the Project.

     7.2  Taxes and Other Governmental Charges.  Lessee agrees, subject to the
          ------------------------------------
provisions of Section 16.2, to pay and discharge, as additional rent, punctually as and when the same shall become due and payable without penalty, all real estate taxes, personal property taxes, business and occupation taxes, occupational license taxes, water charges, sewage charges, assessments (including, but not limited to, assessments for public improvements or benefits) and all other governmental taxes, impositions and charges of every kind and nature, extraordinary or ordinary, general or special, unforeseen or foreseen, whether similar or dissimilar to any of the foregoing, which at any time during the Term shall be or become due and payable by Lessor or Lessee and which shall be levied, assessed or imposed:

          (i) upon, or which shall be or become liens upon, the Project or any portion thereof or any interest of Lessor or Lessee therein or under this Lease or upon the rents payable hereunder;

          (ii) upon or with respect to the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Project or any portion thereof; or

          (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Project;

under and by virtue of any present or future law, statute, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal or otherwise; provided, however, Lessee shall have no liability (a) for any tax, charge, assessment or imposition attributable to properties or operations of Lessor not involving the Project, or (b) with respect to payment of any income taxes or similar taxes imposed upon Lessor for any period during which no part of the Bond is unpaid. It is the intention of the parties hereto that, insofar as the same may be lawfully done, Lessor shall be free from all costs, expenses and obligations and all such taxes, water charges, sewer charges, assessments and all such other governmental impositions and charges, and that this Lease shall yield net to Lessor not less than the Basic Rent and any additional rent due hereunder throughout the Term.

     7.3  Lessee Subrogated to Lessor's Rights.  To the extent of any payments
          ------------------------------------
of additional rent by Lessee under this Article VII, Lessee shall be subrogated to Lessor's rights in respect to the proceedings or matter which cause the Basic Rent to be insufficient and any recovery by Lessor or release to Lessor of moneys in such proceedings or matter shall be used to reimburse Lessee for the amount of such additional rent so paid by Lessee, provided always that the Basic Rent is paid in the manner and at the time herein set forth.

     7.4  Utility Services.  Lessee agrees to pay or cause to be paid all proper
          ----------------
charges for gas, water, sewer, electricity, light, heat, power, telephone, and other utility services used, rendered or supplied to, upon or in connection with the Project. Lessee agrees that Lessor is not, nor shall it be, required to furnish to Lessee or any other user of the Project any gas, water, sewer, electricity, light, heat, power or any other facilities, equipment, labor, materials or services of any kind.

     7.5  Fees and Expenses of Lessor.  Lessee agrees to pay as additional rent,
          ---------------------------
or cause to be paid, the reasonable expenses of Lessor relating to the Project or to Lessor's rights or obligations hereunder, whether or not such fees or expenses are payable before the commencement of, during, or after the expiration of the Term.

     7.6  Proof of Payment.  Lessee covenants to furnish to Lessor, promptly
          ----------------
upon request, proof of the payment of any tax, assessment, and other governmental or similar charge, and any utility charges, which is payable by Lessee as provided in this Article.

     7.7  Proration.  Upon expiration or earlier termination of this Lease
          ---------
(except for the termination hereof pursuant to the provisions of Article XVII) taxes, assessments and other charges which shall be levied, assessed or become due upon the Project or any part thereof shall be prorated to the date of such expiration or earlier termination.

     7.8  Payments in Lieu of Taxes.  The Lessor and the Lessee recognize that
          -------------------------
under present law, including specifically Section 7-53-305 of Tennessee Code Annotated, that properties owned by the Lessor are exempt from all taxation in the State of Tennessee. However, Sublessee has entered into an agreement for payments in lieu of ad valorem taxes with the Lessor requiring it to make certain payments in lieu of taxes with respect to the Project.

                                 ARTICLE VIII

                                     Liens
                                     -----

     8.1  Permitted Liens.  Subject to the provisions of Sections 15.1 and 16.2
          ---------------
herein, Lessee and Lessor will not create or permit to remain, and will discharge, any lien, encumbrance or charge (other than a lien, encumbrance or charge created or accepted by Lessor at the time of acquiring title or any lien to secure the Bond in accordance with the terms of the Mortgage) upon the Project or any part thereof or upon Lessor's or Lessee's respective interest therein without the prior written consent of the Purchaser; provided that the existence of any tax, mechanic's, laborer's, materialman's, supplier's or vendor's lien or right in respect thereof shall not constitute a violation of this Section 8.1 if payment is not yet due and payable with respect to such claim.

                                  ARTICLE IX

                  Indemnification and Non-Liability of Lessor
                  -------------------------------------------

     9.1  General.  Lessee covenants and agrees, at its expense, to pay, and to
          -------
indemnify and save Lessor and the Purchaser harmless against and from any and all claims by or on behalf of any person, firm, corporation, or governmental authority, arising from the occupation, use, possession, conduct or management of or from any work done in or about the Project or from the subletting of any part thereof, including any liability for violation of conditions, agreements, restrictions, laws, ordinances, or regulations affecting the Project or the occupancy or use thereof. Lessee also covenants and agrees, at its expense, to pay, and to indemnify and save Lessor harmless against and from, any and all claims arising from (i) any condition of the Project, (ii) any breach or default on the part of Lessee in the performance of any covenant or agreement to be performed by Lessee pursuant to this Lease, (iii) any act or negligence of Lessee, or any of its agents, contractors, servants, employees or licensees, or
(iv) any accident, injury or damage whatever caused to any person, firm or corporation in or about the Project and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in any action or proceeding brought by reason of any claim referred to in this Section. In the event that any action or proceeding is brought against Lessor or Purchaser by reason of any such claims, Lessee, upon notice from Lessor or Purchaser, covenants to resist or defend such action or proceeding at no cost to Lessor.

     9.2  Costs of Repossession.  Lessee covenants and agrees to pay, and to
          ---------------------
indemnify Lessor and the Purchaser against, all costs and charges, including reasonable counsel fees, lawfully and reasonably incurred in obtaining possession of the Project after default of Lessee or upon expiration or earlier termination of any term hereof, or in enforcing any covenant or agreement of Lessee contained in this Lease.

     9.3  Expenses Paid by Lessee.  The Lessee will pay or cause to be paid in
          -----------------------
full all reasonable out-of-pocket expenses of the Lessor and the Purchaser incurred in connection with the execution and delivery of this Lease and the Mortgage and the consummation of the transactions contemplated by such documents, including but not limited to (i) the reasonable fees and disbursements of the Lessor's counsel, Purchaser's counsel and bond counsel,
(ii) all taxes (other than income taxes) applicable to such transactions, (iii) all present and future recording and filing fees and taxes, and (iv) all expenses incident to the preparation of the Mortgage, the Bond and the Lease and any waivers, amendments, modifications or enforcement of the terms or provisions thereof, or consents thereunder.

     9.4   Survival.  Lessee's obligations under this Article IX shall survive
           --------
the termination or expiration of this Lease.

                                   ARTICLE X

                                   Insurance
                                   ---------

     10.1  Insurance in General.  Lessee shall, at its expense, keep the Project
           --------------------
continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations (other than business interruption insurance) including, without limiting the generality of the foregoing, the insurance coverage required by Sections 10.2 and 10.3. Each insurance policy required under this Article X shall be provided by Tennessee Insurance Company or by another insurer (or insurers) as shall be financially responsible, qualified to do business in Tennessee, and of recognized standing. Each policy of insurance obtained in satisfaction of this
Section 10.1 shall be in form and have such provisions (including without limitation the loss payable clause, the deductible amount, if any, and the standard, mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved and are acceptable in all respects to the Purchaser.

     10.2  Fire and Extended Coverage.  Lessee shall, at its expense, cause the
           --------------------------
Building to be insured against loss or damage by fire, with uniform broad form extended coverage endorsement covering loss or damage by lightning, windstorm, explosion, aircraft, smoke damage, vehicle damage, sprinkler leakage, vandalism, malicious mischief and such other hazards as are normally covered by such endorsement in such amount that the proceeds of such insurance, in the event of the total destruction of the Building, will at least be sufficient to retire the Bond, or in the amount of 100% of the insurable value of the Building (if insurance is obtainable to such an amount, and, if not, to such an amount as is obtainable), whichever shall be less (with deductible provisions not to exceed $500,000). For purposes of this Lease, insurable value shall mean actual replacement value.

     10.3  Public Liability.  Lessee shall, at its expense, cause to be
           ----------------
maintained general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project, and the adjoining sidewalks and passageways, such insurance to afford protection to Lessor of not less than $2,000,000 per occurrence for third party bodily injury and property damage. Policies for such insurance shall be for the mutual benefit of Lessor and Lessee.

     10.4  Loss Payable.  All policies of insurance required by Section 10.2
           ------------
hereof shall name Lessor, Lessee and Purchaser as additional insureds as the respective interest of each of such parties may appear, and shall provide that the proceeds of such insurance shall be payable to the Lessor, Lessee and the Purchaser, as their interests may appear, under a standard mortgage loss payable clause; provided, however, that in the absence of an Event of Default hereunder, payment shall be made by the insurance company directly to any sublessee of Lessee by check payable solely to such sublessee or order. All such proceeds shall be held and disbursed as provided herein. All such policies shall, to the extent obtainable, provide that any loss shall be so payable notwithstanding any act or negligence of Lessee or any sublessee or assignee of Lessee which might otherwise result in a forfeiture of said insurance.

     10.5  Evidence of Existence; Modification of Policies.  Certificates from
           -----------------------------------------------
the insurers evidencing the existence of all policies required under Sections
10.1 through 10.3 shall be filed with Lessor and the Purchaser, and such policies of insurance shall contain an undertaking by the respective insurers that such policies shall not be modified adversely to the interests of Lessor or the Purchaser and that such policies shall not be cancelled without at least thirty (30) days' prior written notice to Lessor and to the Purchaser. Prior to the expiration dates of the policies, originals of the renewal policies (or certificates therefor from the insurers evidencing the existence thereof) shall be deposited with Lessor and the Purchaser, or the Lessee shall provide Lessor and the Purchaser with evidence satisfactory to Lessor and the Purchaser that such policies or certificates are no longer required by the Lease.

     10.6  Adjustment of Claims.  Any claims under the policies of insurance
           --------------------
described in this Article shall be adjusted by the Lessee or its designee (at Lessee's or such designee's expense), and the decision of the Lessee as to any adjustment shall be final and conclusive; provided, that the proceeds from such insurance shall be applied pursuant to the terms of this Lease.

     10.7  Blanket Policies.  Nothing in this Article shall prevent Lessee or
           ----------------
its designee from including the insurance required by Sections 10.1 through 10.3 within one or more blanket policies of insurance; provided, however, that in no event shall the insurance coverage provided under any such blanket policy and applicable to the Project be less than the amount and type of coverage otherwise required to be provided by Lessee or its designee pursuant to the provisions of this Article.

     10.8  Advances by Lessor or the Purchaser.  In the event that the Lessee
           -----------------------------------
shall fail to maintain or cause to be maintained, the full insurance coverage required by this Lease or shall fail to keep the Project in good repair and good operating condition, as required by Article XI of this Lease, the Lessor or the Purchaser may (but shall be under no obligation to), after 10 days' written notice to the Lessee, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and the Lessee agrees to reimburse the Lessor and the Purchaser to the extent of the amount so advanced by them or any of them with interest thereon at a rate per annum equal to the Prime Rate plus two percent (2%), or the maximum rate permitted by applicable law, whichever is lower, from the date of advance to the date of reimbursement. Any amount so advanced by the Lessor or the Purchaser shall become an additional obligation of the Lessee, shall be payable upon demand and shall be deemed a part of the obligation of the Lessee evidenced and secured by this Lease.

                                  ARTICLE XI

                            Maintenance and Repair
                            ----------------------

     11.1  Maintenance of Building.  Lessee, at its expense, will keep and
           -----------------------
maintain the Building in good repair and appearance, ordinary wear and tear excepted. Lessee shall promptly make, or cause to be made, all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep the Building in good and lawful order and condition, wear and tear from reasonable use excepted, whether or not such repairs are due to any law, rules, regulations or ordinances hereafter enacted which involve a change of policy on the part of the governmental body enacting the same, provided, however, that if the Bond has been paid in full, Lessee, in lieu of making any structural or extraordinary repairs required during the Term, may elect to terminate this Lease pursuant to Section 4.1(b), and in such event Lessee shall have no further rights or obligations hereunder.

     11.2  Lessor Not Required to Repair.  Lessor shall not be required to make
           -----------------------------
any repairs, replacements or renewals of any nature or description to the Project or to make any expenditures whatsoever in connection with this Lease or to maintain the Project in any way. Lessee expressly waives the right contained in any law now or hereafter in effect to make any repairs at the expense of Lessor.

                                  ARTICLE XII

                                 Condemnation
                                 ------------

     12.1  Awards Assigned to Purchaser.  If, during the Term, all or any part
           ----------------------------
of the Project be taken by the exercise of the power of eminent domain or condemnation, or sold under threat of condemnation, Lessee shall, subject to all the terms of this Article, be entitled to, and shall receive, the entire award for the taking. So long as the Bond has not been paid in full, Lessor hereby irrevocably assigns all its right, title and interest in and to such award or awards to the Purchaser, and Lessor and Lessee shall immediately pay the same to the Purchaser and any such award or awards shall be held and disbursed as provided herein.

     12.2  Condemnation of All or Material Part of Project.
           -----------------------------------------------

     (a) If title to, or the temporary use or control of, all or substantially all of the Project, shall be taken by the exercise of the power of eminent domain or condemnation, or sold under the threat of condemnation, or if such use or control of a substantial part of the Project shall be so taken or so sold as results in rendering the Project unsatisfactory to Lessee for the purposes for which the same was used immediately prior to such taking or condemnation (to be determined in the sole judgment of Lessee), Lessee shall purchase for cash Lessor's interest in the award or payment for such taking or sale and in the remaining portion of the Project not taken or sold, if any, and such purchase shall be made as of the first day of the first month occurring subsequent to sixty (60) days after the effective date of such taking or sale. The purchase price for Lessor's interest in such award or payment for such taking or sale and in the remaining portion of the Project not taken or sold, if any, shall be determined as set forth in Section 21.1 hereof. Lessee shall deliver to Lessor and the Purchaser at least thirty (30) days before the date of purchase a certificate, signed by an Authorized Lessee Representative, to the effect that title to, or the temporary use or control of, all or substantially all of the Project has been taken by the exercise of the power of eminent domain or condemnation or sold under the threat of the exercise of such power.

     (b)  On the date of purchase the purchase price shall be paid as follows:

          (i) an amount equal to the unpaid principal amount of the Bond and interest accrued thereon to the purchase date shall be paid to the Purchaser as the assignee of the Lessor to be applied to the payment of corresponding amounts of principal of and interest on the Bond; and

          (ii) the balance of the purchase price shall be paid to the Lessor.

     Upon payment of the purchase price in cash, Lessor shall convey Lessor's interest in the remaining portion, if any, of the Project to Lessee, subject to and pursuant to Article XXI, and the Purchaser shall assign and pay over the entire amount of the Lessor's and the Lessee's interest in the award for the taking or proceeds of the sale to the Lessee, less any expenses incurred by the Lessor in collecting such award or proceeds (hereinafter called the "Net Award").

     12.3  Condemnation of Less than Material Part of Project.
           --------------------------------------------------

     (a) If a lesser portion of the Project be taken by exercise of the power of eminent domain or condemnation or sold under the threat of condemnation, this Lease shall nevertheless continue in full force and effect without abatement of rent (except such rental reduction as results from a partial prepayment of the Bond) and if such taking or sale shall have caused damage to, or necessitated restoration or rebuilding of, any of the improvements on the Land, Lessee, at its sole cost and expense, may at its option restore such improvement to such condition as shall be reasonable in view of the nature of the taking or the sale and the then intended use of the Project by Lessee, whether or not the award for the taking or the proceeds from a sale under threat of condemnation are sufficient for the purpose. Except as provided in Section 12.3(b) hereof, if the Lessee shall not elect to so restore the Project, the Lessee shall purchase for cash the remaining portion of the Project and such purchase shall be made as of the first day of the first month occurring subsequent to sixty (60) days after the effective date of such taking or sale. The Lessee shall deliver to the Lessor and the Purchaser at least thirty (30) days before such date a certificate signed by an Authorized Lessee Representative to the effect that such lesser portion of the Project has been taken or sold and stating whether or not the Lessee is exercising its option to restore the Project. If the Lessee shall not elect to so restore the Project, the Lessee, the Lessor and the Purchaser shall proceed as provided in Section 12.2(b). If the Lessee shall elect to restore the Project, the Lessee shall promptly begin and diligently proceed with such restoration.

     (b) So long as the Bond has not been paid in full, upon the filing by the Lessee with the Lessor and the Purchaser of a certificate stating that the restoration and rebuilding required by this Section 12.3 has been completed and the costs thereof or stating that such restoration or rebuilding is not required, as the case may be, the Purchaser shall assign and pay over to the Lessee the cost of such restoration and rebuilding, if any, as if so certified up to the full amount of the Net Award; provided, however, that the Purchaser shall be authorized to make progress payments to the Lessee from time to time upon certification by the Lessee that it is proceeding to so rebuild, restore, replace or repair and that the amount requested does not exceed the amount expended to date for such purpose. If there shall remain any balance of the proceeds of such taking or sale under threat of condemnation, the Purchaser shall apply the balance to the prepayment of principal installments of the Bond in the inverse order of maturity. In the event the Bond has been paid in full, the Purchaser shall assign and pay over to the Lessee any such balance. In lieu of such rebuilding or restoring as herein provided, the Lessee may direct that the entire amount of the Net Award be applied by the Purchaser to the prepayment of principal installments of the Bond in the inverse order of maturity.

     If any taking or sale of the character referred to in this Section shall occur when no part of the Bond is unpaid, or if the amount of the proceeds of such taking or sale under threat of condemnation, together with other sums available for such purpose, is sufficient to pay in full all amounts owed on the Bond, Lessee, in lieu of restoring as herein provided, may elect to terminate this Lease, and in such event this Lease shall terminate, neither party shall have any further liability hereunder, and all such proceeds shall be retained by Lessee; subject, however, to the payment to the Purchaser of such part thereof as shall be required in order to pay in full the remaining unpaid amounts on the Bond.

     12.4  Notice of Condemnation.  In the case of any taking or proposed taking
           ----------------------
of all or any part of the Project, the Lessee shall, upon receipt of notice of such taking or proposed taking, give prompt notice to the Lessor and the Purchaser. Each such notice shall describe generally the nature and extent of such taking, loss, proceeding or negotiations.

                                 ARTICLE XIII

                                   Casualty
                                   --------

     13.1  Lessee to Rebuild or Repair.
           ---------------------------

     (a) If during the Term all or any part of the Project shall be destroyed or damaged, the Lessee shall promptly notify the Lessor and the Purchaser, and at the Lessee's sole cost and expense (whether or not the insurance proceeds hereinafter mentioned are sufficient for the purpose) the Lessee may at its option rebuild, restore, replace and repair the same to such condition as shall be reasonable in view of the nature of the casualty and the then intended use of the Project by Lessee. Except as provided in Section 13.1(b) hereof, if the Lessee shall not elect to so restore the Project, the Lessee shall purchase for cash the remaining portion of the Project, and such purchase shall be made as of the first day of the first month occurring subsequent to sixty (60) days after the effective date of such casualty. The Lessee shall deliver to the Lessor and the Purchaser at least thirty (30) days before such date a certificate signed by an Authorized Lessee Representative to the effect that such damage or destruction has occurred and stating whether or not the Lessee is exercising its option to restore the Project. If the Lessee shall not elect to so restore the Project, the Purchaser shall proceed to purchase the remaining portion of the Project on the terms set forth in Section 12.2(b). If the Lessee shall elect to restore the Project, the Lessee shall promptly begin and diligently proceed with such restoration.

     (b) So long as the Bond has not been paid in full, the Lessee shall file with the Lessor and the Purchaser a certificate stating that such rebuilding, restoration, replacement and repair has been completed and certifying the cost thereof. If there shall remain any balance of such insurance proceeds, the Lessee shall apply the balance to the prepayment of the Bond. In lieu of rebuilding, restoration, replacement and repair as herein provided, Lessee may apply the entire amount to the purchase of the Project on the terms set forth in
Section 12.2(b).

     Notwithstanding any other provision hereof, if all or any part of the Project shall be destroyed or damaged after the Bond has been paid in full, (i) Lessee shall have no obligation to effect the repair or restoration of the Project and (ii) Lessee may elect by written notice to Lessor to terminate this Lease, in which event Lessee shall have no further liability hereunder.

     13.2  Notice of Casualty.  In the case of any material damage to or
           ------------------
destruction of all or any part of the Project, the Lessee shall, upon receipt of notice of such damage or destruction, give prompt notice thereof to the Lessor and the Purchaser. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, proceeding or negotiations.

                                  ARTICLE XIV

                     Additions, Alterations, Improvements,
                     -------------------------------------
                       Replacements and New Construction
                       ---------------------------------

     14.1  Additions, Alterations and Improvements by Lessee.  Provided that the
           -------------------------------------------------
Project will continue to constitute a "project" under the Act, Lessee shall have the right to make additions to, alterations of, and improvements on the Building, structural or otherwise, and to construct additional facilities, at its expense.

     Lessee shall have the privilege of erecting any additional buildings and of remodeling the Building from time to time as it in its discretion may determine to be desirable for its uses and purposes, provided that such remodeling shall not damage the basic structure of the then existing building or decrease its value, with no obligation to restore or return the Building to its original condition, but the cost of such new building or buildings and improvements and remodeling shall be paid for by it and upon the expiration or termination of this Lease shall belong to and be the property of Lessor, subject, however, to the right of Lessee to remove from the Project at any time before the expiration or termination of this Lease and while it is in good standing with reference to the payment of Basic Rent and performance of its other obligations under this Lease, all improvements placed in or upon the Project by Lessee which can be removed without damage to the existing buildings or structures or if they cannot be removed without such damage, then provided that Lessee repairs any damage caused by such removal.

     14.2  Installation and Removal of Lessee's Equipment.  Lessee may at any
           ----------------------------------------------
time or times during the Term install or commence the installation of any Lessee's equipment as Lessee may deem desirable, and Lessee may also remove any Lessee's equipment, provided, however, that such installation or removal shall not be permitted to interfere with the acquisition and installation of the Project or in any way materially damage the Project. All such Lessee's equipment shall be acquired and installed at the expense of Lessee and shall remain the property of Lessee. Any item of Lessee's equipment may be removed at any time by the Lessee and shall, upon the occurrence of an Event of Default, be removed by the Lessee at the request of the Lessor. Any such removal shall be at the expense of the Lessee and the Lessee shall bear the costs of repair of all damage to the Project resulting from or incident to such removal.

     14.3  Additions and Alterations Not to Diminish Value of Project.  The
           ----------------------------------------------------------
Project as improved or altered upon completion of additions, alterations, improvements or construction made pursuant to the provisions of this Article XIV shall be of a value of not less than the value of the Project immediately prior to the making of such additions, alterations, improvements or the construction of additional facilities.

     14.4  Quality of Work; Compliance With Laws; Insurance.  Lessee shall use
           ------------------------------------------------
its best efforts to cause all work done in connection with such additions, alterations, improvements or construction, or repair or restoration in the event of condemnation, damage or destruction to be done promptly, and in good and workmanlike manner, and in compliance with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and offices thereof. Lessee shall maintain or cause to be maintained, at all times when any work is in process in connection with such additions, alterations, improvements or construction, worker's compensation insurance covering all persons employed in connection with such work and with respect to whom death or bodily injury claims could be asserted against Lessor, Lessee or the Project.

                                  ARTICLE XV

                    Subletting, Assignments and Mortgaging
                    --------------------------------------

     15.1  Continuing Obligations of Lessee.  With the prior written consent
           --------------------------------
of Lessor and Purchaser, Lessee may sublet the Project or any part thereof, and may assign or otherwise transfer all of its rights and interest hereunder, including the purchase option granted in Section 21.1 hereof; provided, however,
(a) that no assignment, transfer or sublease shall affect or reduce any of the obligations of Lessee hereunder, except to the extent that the Purchaser and Lessor each specifically agree in writing otherwise, and (b) that Lessee shall give Lessor and the Purchaser not less than 10 days' prior written notice of any such proposed assignment, transfer or sublease; provided, however, that no consent of the Purchaser nor notice to Lessor and Purchaser shall be required in order for the Lessee to execute and deliver the Sublease. Nothwithstanding the foregoing, Lessee may assign or otherwise transfer all of its rights and interest hereunder without the prior written consent of the Lessor so long as the Lessor receives, prior to the effective date of such transfer or assignment
(i) an opinion of counsel to such assignee that such assignment or transfer is an exempt transaction under any securities laws or otherwise does not require registration under any applicable securities laws; (ii) a certificate of Lessee that at the time of such assignment or transfer there is no default or event of default existing under the Sublease and that the assignee is a commercial lending institution or an insurance company or an affiliate of or trust for the benefit of such commercial lending institution or insurance company or affiliate thereof.

     15.2  Collection of Rent from Others No Release of Lessee.  If this Lease
           ---------------------------------------------------
be assigned or transferred, or if the Project or any part thereof be sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, transferee, subtenant, or similar occupant and apply the net amount collected to the Basic Rent and any other amounts reserved hereunder, but no such assignment, transfer, subletting, possession or collection shall, except to the extent that the Lessor and the Purchaser specifically agree otherwise, be deemed the acceptance of the assignee, transferee, subtenant or similar possessor as lessee, or a waiver or release of Lessee from the performance of the terms, covenants and conditions of this Lease to be performed by Lessee. Any violation of any provision of this Lease, whether by act or omission, by an assignee, transferee, subtenant, or similar occupant, shall be deemed a violation of such provision by Lessee, it being the intention of the parties hereto that Lessee shall, except to the extent that the Lessor and the Purchaser specifically agree otherwise, assume and be liable to Lessor for all and any acts and omissions of any and all assignees, transferees, subtenants and similar occupants.

     15.3  Merger, Consolidation or Transfer of Assets by Lessee.  Lessee agrees
           -----------------------------------------------------
that at all times during the Term it will maintain its corporate existence as a corporation qualified and authorized to do business in the State of Tennessee, will not dissolve nor dispose of all or substantially all of its assets nor consolidate with nor merge into another corporation nor permit another corporation to consolidate with or merge into it, except with the prior written consent of Lessor and Purchaser.

                                  ARTICLE XVI

                      Performance of Lessee's Obligations
                      -----------------------------------
                         by Lessor; Permitted Contests
                         -----------------------------

     16.1  Performance of Lessee's Obligations by Lessor.  If Lessee at any time
           ---------------------------------------------
shall fail to make any payment or perform any act on its part to be made or performed under this Lease, then, subject to the provisions of Sections 15.2 and 16.2, Lessor may (but shall not be obligated to), upon ten (10) days' prior written notice to Lessee and without waiving or releasing Lessee from any obligations or default of Lessee hereunder, make any such payment or perform any such act for the account and at the expense of Lessee; and may enter upon the Project for the purpose and take all such action thereon as may be reasonably necessary therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all necessary and incidental costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by Lessor, together with interest, at the lesser of (i) the overdue rate provided in the Sublease so long as a Sublease is in effect or the Prime Rate plus two percent (2%) per annum if a Sublease is not in effect or (ii) the maximum rate permitted by applicable law, shall be deemed additional rent hereunder and shall be payable by Lessee to Lessor on demand, and Lessee covenants to pay any such sum or sums with interest as aforesaid.

     16.2  Permitted Contests.  Lessee shall not be required to (a) pay,
           ------------------
discharge or remove any tax, lien or assessment, or any mechanic's, laborer's or materialman's lien, or any other lien or encumbrance, or any other imposition or charge against the Project or any part thereof, or (b) comply or cause compliance with the laws, ordinances, orders, rules, regulations or requirements referred to in Sections 3.10 or 14.4 hereof, so long as Lessee shall, at Lessee's expense, contest the same or the validity thereof in good faith, by appropriate proceedings which shall operate to prevent the collection of the tax, lien, assessment, encumbrance, imposition, charge, fine or penalty so contested or resulting from such contest and the sale of the Project or any part thereof to satisfy the same. Such contest may be made by Lessee in the name of Lessor or of Lessee, or both, as Lessee shall determine, and Lessor agrees that it will, at Lessee's expense, cooperate with Lessee in any such contest to such extent as Lessee may reasonably request. It is understood, however, that Lessor shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceeding brought by Lessee, and Lessee covenants to pay, and to indemnify and save harmless Lessor from, any such costs or expenses. Pending any such proceeding Lessor shall not have the right to pay, remove or cause to be discharged the tax, lien, assessment, encumbrance, imposition or charge thereby being contested, provided, that Lessee shall have given such security as Purchaser and Lessor may require.

                                 ARTICLE XVII

                        Events of Default; Termination
                        ------------------------------

     17.1 Events of Default. If any one or more of the following events (herein individually called an "Event of Default") shall happen:

          (a) if Lessee shall fail to make payment of (i) any Basic Rent within five (5) days after the same has become due and payable or (ii) any amount due under Article IX, Sections 12.02 or 13.01 hereof, after the same has become due and payable;

          (b) if default shall be made in the due and punctual payment of any additional rent or other amount payable to Lessor or for the benefit of Lessor hereunder (other than as referred to in clause (a) above) within five (5) days after the same has become due and payable;

          (c) if Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease, or any representation or warranty set forth in this Lease or in any document entered into in connection herewith or in any document, certificate or financial or other statement delivered in connection herewith shall be false or inaccurate in any material way, and such failure or misrepresentation or breach of warranty shall remain uncured for a period of thirty (30) days after receipt of written notice thereof; provided, that if such failure to perform is not capable of being cured within one hundred eighty (180) days after the occurrence of such default and the Lessee is proceeding diligently to cure such default, the Lessee shall be entitled to an additional period (not to exceed one hundred eighty (180) days from the date of such default) to cure such default;

          (d) if Lessee shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulations, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, custodian or liquidator of Lessee or of all or any substantial part of its properties or of the Project, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

          (e) if a petition shall be filed against Lessee seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation, and shall remain undismissed or unstayed for an aggregate of sixty (60) days, or if any trustee, receiver, custodian or liquidator of Lessee or of all or any substantial part of its properties or of the Project shall be appointed without the consent or acquiescence of Lessee and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

          (f) if a default or an event of default shall occur under any of the other Bond Documents;

then in any such event (regardless of the pendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms of this Lease) Purchaser, as assignee of Lessor, or Lessor if the Bond has been paid in full, at any time thereafter and until such Event of Default shall have been waived may give a written termination notice to Lessee which shall specify a date of termination of this Lease not less than ten (10) days after the giving of such termination notice, and, subject to the provisions of Section 20.1 relating to the survival of Lessee's obligations, the Term shall expire and terminate by limitation and all rights of Lessee under this Lease shall cease on such date, except with respect to Lessee's option to purchase pursuant to
Section 21.1 hereof.

                                 ARTICLE XVIII

                                 Repossession
                                 ------------

     18.1 At any time after the expiration of the Term pursuant to Section
17.1, Purchaser, as assignee of Lessor, or Lessor, without further notice may enter upon the Project and may remove Lessee and all other persons and any and all property from the Project. If any Event of Default occurs, Purchaser, as assignee of Lessor, or Lessor if the Bond has been paid in full, shall also have the right of entry repossession, and removal, after not less than ten (10) days' prior written notice to Lessee of its intent to exercise such right and specifying the nature of the Event of Default, prior to the expiration of the Term and without any obligation on the part of Purchaser or Lessor to terminate this Lease, provided that such right shall not be in contravention of the laws of the jurisdiction in which the Project is located. In the event of the exercise of such right without termination of this Lease, the Lease shall continue in full force and affect for the balance of the Term except that Lessee shall have no right of possession from the date of the exercise of such right, provided that the exercise of such right shall not preclude the subsequent exercise of any other right under this Lease, including the right of termination pursuant to Section 17.1. Neither Purchaser nor Lessor shall be under any liability for or by reason of any such entry, repossession or removal.

                                 ARTICLE XIX

                                 Reletting
                                 ---------

     19.1 If the Term shall have expired pursuant to Section 17.1, or if Purchaser or Lessor shall have exercised its right of entry, repossession and removal pursuant to Section 18.1, Lessor may relet the Project or any part thereof for the account and benefit of Lessee for such rental terms, to such persons, firms or corporations and for such period or periods as may be fixed and determined by Lessor; provided, however, that Lessor shall not unreasonably refuse to accept or receive any suitable occupant or tenant offered by Lessee, so long as such tenant proposes to use the Project as a "project" under the Act. Lessor shall not otherwise be required to do any act or exercise any diligence to mitigate the damages to Lessee and, subject to the foregoing provisions, Lessor shall not be responsible or liable for any failure to relet the Project or any portion thereof.

                                 ARTICLE XX

                   Survival of Lessee's Obligations; Damages
                   -----------------------------------------

     20.1 Lessee's Obligations to Survive Expiration or Repossession. No
          ----------------------------------------------------------
expiration of the Term pursuant to Section 17.1 or repossession of the Project pursuant to Section 18.1 shall relieve Lessee of its liability and obligations under this Lease, including its obligations under Article IX, all of which shall survive any such expiration or repossession.

     20.2 Amounts Payable by Lessee on Expiration by Default.  In the event
          --------------------------------------------------
of the expiration of the Term pursuant to Section 17.1, Lessee shall pay to Lessor the Basic Rent and all additional rent and other charges required to be paid, and not theretofore paid, under this Lease or otherwise, by Lessee up to the time of such expiration; and thereafter Lessee, until the end of what would have been the Term in the absence of such expiration and whether or not the Project or any part thereof shall have been relet, shall be liable for and shall pay to Lessor, as and for liquidated and agreed current damages for Lessee's default:

          (i) the Basic Rent and all additional rent and other charges which would be payable under this Lease by Lessee if the Term had not so expired, less

          (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to the provisions of Section 19.1, after deducting all Lessor's necessary and incidental expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees and expenses, employees' expenses, reasonable alteration costs, insurance premiums paid to insure the Project until it is relet and any taxes, special assessments or other similar governmental charges for such period and expenses of preparation for such reletting.

Lessee shall pay such current damages on the days on which the Basic Rent would have been payable under this Lease if the Term hereof had not so expired, and Lessor shall be entitled to recover the same from Lessee on each such day.

     The liability and obligations of Lessee as set forth in this Section 20.2 shall be the same if Lessor shall exercise its right of entry, repossession or removal without termination of this Lease as provided in Section 18.1.

     20.3 Optional Recovery by Lessor on Expiration by Default.  At any
          ----------------------------------------------------
time after the expiration of the Term pursuant to Section 17.1, whether or not Lessor shall have collected any current damages as aforesaid, Lessor shall, at its option, be entitled to recover from Lessee, and Lessee will pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all current damages beyond the date of such demand, an amount equal to the greater of:

          (i) The Basic Rent and additional rent and other charges which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full its obligations under Section 20.2 to pay current damages) for which would be the then unexpired Term if the same had not been so expired, less the then fair net rental value of the Project for the same period, or

          (ii) All Unpaid Installments of Rent if the Bond has not been paid in full.

     20.4 Rights and Obligations on Default Unchanged by Non-Termination.
          --------------------------------------------------------------
The right of recovery of Lessor and the obligation of Lessee to pay the amount set forth in Section 20.3 shall be the same if Lessor shall exercise its right of entry, repossession or removal without termination of this Lease as provided in Section 18.1.

     20.5 Law Affecting Liquidated Damages.  If any statute or rule of law
          --------------------------------
shall validly limit the amount of such liquidated final damages to less than the amount agreed upon in Section 20.3, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

                                 ARTICLE XXI

                         Purchase and Purchase Prices
                         ----------------------------

     21.1 Option to Purchase.  At any time during the Term or within ninety
          ------------------
(90) days after the end of the Term, Lessee shall have an option to purchase the Project for an amount equal to All Unpaid Installments plus the sum of $100.00. Lessee shall deliver to Lessor and Purchaser at least fifteen (15) days before the proposed date of purchase a notice signed by an Authorized Lessee Representative stating that Lessee desires to exercise its option to purchase under the provisions of this Section 21.1 on the date specified in such notice. On the proposed date of purchase the purchase price shall become due and payable and upon payment of the purchase price, in cash, Lessor shall convey the Project to Lessee subject and pursuant to this Article. Upon Lessee's exercise of the option to purchase pursuant to this Section, the Term of this Lease shall terminate. The purchase price shall be paid as follows:

          (i) an amount equal to the unpaid principal amount of the Bond and interest accrued thereon to the purchase date shall be paid to the Purchaser as the assignee of the Lessor to be applied to the payment of corresponding amounts of principal of and interest on the Bond; and

          (ii) the balance of the purchase price shall be paid to the Lessor.

     21.2 Granting of Easements.  From time to time during the Term Lessee shall
          ---------------------
have the right to cause Lessor (i) to grant easements affecting the Project,
(ii) to dedicate or convey, as required, portions of the Project for road, highway and utilities and other public purposes, and (iii) to execute petitions to have the Project or portions thereof annexed to any municipality or included within any utility, highway or other improvement or service district provided that, prior to the exercise of any of the powers granted by this Section 21.2, (a) Lessee shall have obtained the written consent of Purchaser to the granting of such easement; (b) Lessee shall notify Lessor in writing of the action to be taken; and (c) Lessee shall furnish Lessor with a certificate signed by an officer of Lessee certifying that the action to be taken will not either adversely affect the market value of the Project or the use of the Project in Lessee's business. Upon compliance with the provisions hereof, Lessor shall, to the extent necessary, execute and deliver all such documents as are necessary to effectuate the intent of this Section 21.2.

     21.3 Conveyance on Purchase.  In the event of any purchase of Lessor's
          ---------------------
interest in the Project or the remaining portion or remainder of the Project by Lessee pursuant to any provision of this Lease, Lessor shall convey merchantable title by quitclaim deed thereto to Lessee, but Lessor shall not otherwise be obligated to give or assign any better title to Lessee than existed on the first day of the Term. Lessee shall accept such title, subject, however, to (i) any liens, encumbrances, charges, exceptions and restrictions not created or caused by Lessor or caused by Lessor at the request of lessee and/or Sublessee, and
(ii) any laws, regulations and ordinances. Although Lessor shall be obligated to convey title to the Project as aforesaid on the date of purchase upon receipt of the purchase price therefor, Lessor shall nevertheless have such additional time as is reasonably required by Lessor to deliver or cause to be delivered to Lessee, at Lessee's expense, all instruments and documents reasonably required by Lessee and necessary to remove from record or otherwise discharge any liens, encumbrances, charges or restrictions in order that Lessor may convey title as aforesaid.

     21.4 Charges Incident to Conveyance.  Lessee shall pay all charges incident
          --------------------------------
to any conveyance, including any escrow fees, recording fees, title insurance premiums, Lessor's reasonable attorney's fees and any applicable federal, state or local taxes and the like, including any federal or local documentary or transfer taxes.

     21.5 Time of Payment of Purchase Price.  Notwithstanding any other
          ---------------------------------
provisions hereof, this Lease shall not terminate on the date on which Lessee shall be obligated to purchase (whether or not any delay in the completion of such purchase shall be the fault of Lessor), nor shall Lessee's obligations hereunder cease until Lessee shall have paid the purchase price then payable for the Project, without set-off, counterclaim, abatement, suspension, deduction, diminution, or defense for any reason whatsoever, so long as the Bond has not been paid in full, and until Lessee shall have discharged or made provision satisfactory to Lessor for the discharge of, all of its obligations under this Lease, which obligations have arisen on or before the date for the purchase of the Project, including the obligation to pay the Basic Rent due and payable on the date for the purchase of Lessor's interest in the Project, but exclusive of any obligations with respect to maintenance, repair or restoration.

                                 ARTICLE XXII

                    Recording and Filing; Other Instruments
                    ---------------------------------------

     22.1 Recording.  This Lease and every supplement and modification
          ---------
hereof shall be recorded in the Register's Office of Shelby County, Tennessee, or in such other office as may be at the time provided by law as the proper place for the recordation of a deed conveying the Land.

                                 ARTICLE XXIII

                                 Miscellaneous
                                 -------------

     23.1 Waiver of Statutory Rights.  This Lease shall not be affected by any
          --------------------------
laws, ordinances, or regulations, whether federal, state, county, city, municipal or otherwise, which may be enacted or become effective from and after the date of this Lease affecting or regulating or attempting to affect or regulate (i) the Basic Rent and other amounts herein reserved or (ii) the continuing in occupancy of Lessee or any sublessees, transferees or assignees of Lessee's interest in the Project beyond the dates of termination of their respective leases, or otherwise.

     23.2 Non-Waiver by Lessor.  No failure by Lessor or by any assignee to
          --------------------
insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of the Basic Rent, in full or in part, during the continuance of such breach, shall constitute a waiver of such breach or of such term. No waiver of any breach shall affect or alter this Lease or constitute a waiver of a then existing or subsequent breach.

     23.3 Remedies Cumulative. Each right, power and remedy of Lessor provided
          -------------------
for in this Lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, in any jurisdiction where such rights, powers and remedies are sought to be enforced, and the exercise or beginning of the exercise by Lessor of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights, powers or remedies.

     23.4 Surrender of the Project.  Except as otherwise provided in this Lease,
          ------------------------
Lessee shall, upon the expiration or termination of this Lease for any reason whatsoever, surrender the Project to Lessor in good order, condition and repair, except for reasonable wear and tear.

     23.5   Acceptance of Surrender.  No surrender to Lessor of this Lease or of
            -----------------------
the Project or any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by any representative or agent of Lessor, and no act by Lessor, other than such a written agreement and acceptance by Lessor, together with the concurring written consent of the Purchaser if the Bond has not been paid in full, shall constitute an acceptance of any such surrender.

     23.6   No Claims Against Lessor.  Nothing contained in this Lease shall
            ------------------------
constitute any consent or request by Lessor, expressed or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Project or any part thereof, nor give Lessee any right, power or authority to contract for or permit the performance of any labor or services or the furnishings of any materials or other property in such fashion as would permit the making of any claim against Lessor. Lessor shall have the right to post and keep posted at all reasonable times on the Project any notices which Lessor shall be required to post for the protection of Lessor and the Project from the perfecting of any lien.

     23.7   Amendments, Changes and Modification.  Except as otherwise provided
            ------------------------------------
provided in this Lease, subsequent to the sale of the Bond, this Lease may not be effectively amended, changed, modified, altered or terminated without the concurring written consent of the Purchaser.

     23.8   Applicable Law. This Lease shall be governed exclusively by the
            --------------
provisions hereof and by the applicable laws of the State of Tennessee.

     23.9   Severability.  In the event that any clause or provision of this
            ------------
Lease shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions hereof.

     23.10  Notices and Demands.  All notices, certificates, demands, requests,
            -------------------
consents, approvals and other similar instruments under the Bond Documents, shall be in writing, and shall be deemed to have been properly given and received if sent by United States certified or registered mail, postage prepaid, when delivered at the address specified (a) if to Lessee addressed to Lessee, at 135 So. LaSalle Street, Suite 711, Chicago, Illinois 60603, Attention: E. Bruce Mumford, or at such other address as Lessee from time to time may have designated by written notice to Lessor and the Purchaser; (b) if to Lessor addressed to Lessor at 7743 Church Street, Millington, Tennessee 38054,
Attention: Frank Ryburn, or at such other address as Lessor may have designated from time to time by written notice to Lessee and the Purchaser; and (c) if to Purchaser addressed to Purchaser, at 135 So. LaSalle Street, Suite 711, Chicago, Illinois 60603, Attention: E. Bruce Mumford, or at such other address as Purchaser may have designated, from time to time, by written notice to Lessor and Lessee.

     23.11  Headings and References.  The headings in this Lease are for
            -----------------------
convenience of reference only and shall not define or limit the provisions thereof. All references in this Lease to particular Articles or Sections are references to Articles or Sections of this Lease, unless otherwise indicated.

     23.12  Successors and Assigns.  The terms and provisions of this Lease
            ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     23.13  Multiple Counterparts.  This Lease may be executed in multiple
            ---------------------
counterparts, each of which shall be an original but all of which together shall constitute but one and the same instrument.

     23.14  Quiet Possession.  Lessee, by keeping and performing the
            ----------------
covenants and agreements on its part herein contained, shall at all times during the Term peaceably and quietly have, hold and enjoy the Project without suit, trouble or hindrance from Lessor or its successors or assigns.

     23.15  Amendments, Changes and Modifications of Bond.  Lessor covenants
            ---------------------------------------------
and agrees during the Term that it will not, without the prior written consent of Lessee, enter into or consent to any amendment, change or modification of the Bond or the Mortgage which would adversely affect Lessee's rights under this Lease.

     23.16  No Liability of Officers, Etc.  No recourse under or upon any
            -----------------------------
obligation, covenant or agreement contained in this Lease shall be had against any incorporator, employee, member, director or officer, as such, past, present or future, of the Lessor, either directly or through the Lessor. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, employee, member, director or officer is hereby expressly waived and released by Lessee as a condition of and consideration for the execution of this Lease.

     23.17  Limitations on Recourse.  The parties hereto agree that the
            -----------------------
Lessee shall have no personal liability whatsoever to the Lessor or its respective successors and assigns for any claim based on or in respect of this Lease or arising in any way from the transactions contemplated hereby; provided, however, that the Lessee shall be liable in its individual capacity for its own willful misconduct or gross negligence (or negligence in the handling of funds). It is understood and agreed that, except as provided in the preceding proviso:
(i) the Lessee shall have no personal liability under the Lease; (ii) all obligations of the Lessee to the Lessor are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessee's interest in the Project and the Bond; and (iii) all such personal liability of the Lessee is expressly waived and released as a condition of, and as consideration for, the executive and delivery of the Lease by the Lessee.

     23.18  Respecting the Sublease.  Certain of the covenants of the Lessee
            -----------------------
hereunder will be assumed by the Sublessee in the Sublease and, while the Sublease remains in full force and effect, the obligations contained in such covenants shall be the responsibility of the Sublessee, or if the Sublease is terminated, then such covenants are enforceable only to the extent of the revenues derived from the Leased Property.

     23.19  No Usury.  No provision in this Lease shall require the payment
            --------
or permit the collection of interest in excess of the maximum permitted by law. If any excessive interest in such respect is hereby provided for, or shall be adjudicated to be so provided for herein, the provisions of this paragraph shall govern, and the undersigned shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. In the event Lessor or the Purchaser shall collect monies hereunder or otherwise which are deemed to constitute interest which would increase any effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the payor thereof upon such determination.

     23.20  No Liability of the City of Millington or Shelby County, Tennessee.
            ------------------------------------------------------------------
The City of Millington and Shelby County, Tennessee shall not in any event be liable for the performance or payment of any pledge, mortgage, obligation, indebtedness, agreement of any kind whatsoever herein or in any agreement or instrument mentioned herein, and none of the agreements or obligations of the Lessor contained in this Lease or in any agreement or instrument mentioned herein or otherwise shall be construed to constitute an obligation or indebtedness of The City of Millington or Shelby County, Tennessee within the meaning of any constitutional or statutory provision whatsoever.

     IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE has executed this Lease by causing its name to be hereunto subscribed and attested by its duly authorized officers; and LEASE PLAN NORTH AMERICA, INC. has executed this Lease by causing its name to be hereunto subscribed by its duly authorized officer, all being done as of the day and year first above written, but actually on the dates hereinafter indicated in the acknowledgements.

ATTEST:                       THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF
                              MILLINGTON, TENNESSEE

/s/ [ILLEGIBLE]               By: /s/ Tom Seale, Jr.
-------------------------        -------------------------
Title: Secretary              Title: Chairman
      -------------------           ----------------------

                              LEASE PLAN NORTH AMERICA, INC.

                              By: /s/ E. Bruce Mumford
                                 -------------------------
                              Title: Vice President
                                    ----------------------

STATE OF Illinois )

COUNTY OF Cook    )

  Before me, the undersigned authority, a Notary Public within and for the State and County aforesaid, personally appeared E. Bruce Mumford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be the Vice President of LEASE PLAN NORTH AMERICA, INC., the within-named bargainor, a corporation, and that he, as such authorized signatory, executed the foregoing instrument (Lease) for the purpose therein contained by signing the name of said corporation by the said __________________ as such __________________.

  WITNESS my hand and official seal at office in chicago, Illinois this 20th day of December, 1995.

                                    /s/ Mary E. Cioe
                                    ----------------------------
                                    Notary Public
My Commission Expires:

November 15, 1999                              [SEAL]

STATE OF TENNESSEE)

COUNTY OF SHELBY)

     Before me, the undersigned authority, a Notary Public within and for the State and County aforesaid, personally appeared T. M. Seale, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and up upon his oath acknowledged himself to be the Chairman of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE, the within-named bargainor, a public not-for-profit corporation, and that he, as such Chairman, executed the foregoing instrument (Lease) for the purpose therein contained by signing the name of said corporation by the said T. M. Seale, Jr. as such Chairman.

     WITNESS my hand and official seal at office, this 19/th/ day of December, 1995.



                                             /s/ Sheila Jordan (ILLEGIBLE)
                                             --------------------------------
                                             Notary Public

My Commission Expires:

My Commission Expire April __, ____
-----------------------------------

                                   EXHIBIT A
                               LEGAL DESCRIPTION

THAT PORTION OF THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MILLINGTON, TENNESSEE 109 ACRE TRACT WHICH LIES TO THE EAST OF MILLINGTON INDUSTRIAL PARKWAY, SOUTH OF OLD MILLINGTON ROAD (40'R.O.W.) SOUTHWEST OF BILLY G. HALL AND WIFE, EZELLE F. HALL (INSTRUMENT K6 3222) AND NORTH OF U.S. HIGHWAY 51, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SET IRON PIN IN THE NORTHEASTERLY LINE OF MILLINGTON INDUSTRIAL PARKWAY (88 FOOT R.O.W. AS CONSTRUCTED) 50.08 FEET NORTHWESTWARDLY FROM THE TANGENT INTERSECTION OF THE ABOVE SAID NORTHEASTERLY LINE WITH THE NORTHWESTERLY LINE OF U.S. HIGHWAY NO. 51 (100 FEET TO CENTERLINE); THENCE NORTH 46 DEGREES 26 MINUTES 58 SECONDS WEST ALONG THE ABOVE SAID NORTHEASTERLY LINE OF MILLINGTON INDUSTRIAL PARKWAY 306.88 FEET TO A SET IRON PIN AT A POINT OF CURVE TO THE RIGHT HAVING A RADIUS OF 1866.81 FEET; THENCE NORTHWESTWARDLY ALONG SAID CURVE TO THE RIGHT (CONTINUING ALONG SAID NORTHEASTERLY LINE) AN ARC DISTANCE OF
695.18 FEET (CENTRAL ANGLE = 21 DEGREES 20 MINUTES 11 SECONDS - CHORD = NORTH 35 DEGREES 46 MINUTES 29 SECONDS WEST - 691.18 FEET) TO A SET IRON PIN; THENCE NORTH 25 DEGREES 12 MINUTES 56 SECONDS WEST (CONTINUING ALONG SAID NORTHEASTERLY
LINE) 62.53 FEET TO A SET IRON PIN AT A POINT OF CURVE TO THE RIGHT HAVING A RADIUS OF 50.00 FEET; THENCE NORTHEASTWARDLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 76.28 FEET (CENTRAL ANGLE - 87 DEGREES 24 MINUTES 21 SECONDS - CHORD = NORTH 18 DEGREES 29 MINUTES 14 SECONDS EAST - 69.09 FEET) TO A SET IRON PIN IN THE SOUTHERLY LINE OF OLD MILLINGTON ROAD (20 FEET TO CENTERLINE); THENCE NORTH 62 DEGREES 11 MINUTES 25 SECONDS EAST ALONG THE SAID SOUTHERLY LINE OF OLD MILLINGTON ROAD 921.31 FEET TO A SET IRON PIN AT A POINT OF CURVE TO THE LEFT HAVING A RADIUS OF 2735.77 FEET; THENCE NORTHEASTWARDLY ALONG SAID CURVE TO THE LEFT (CONTINUING ALONG SAID SOUTHERLY LINE) AN ARC DISTANCE OF 201.38 FEET (CENTRAL ANGLE = 4 DEGREES 13 MINUTES 03 SECONDS - CHORD = NORTH 60 DEGREES 04 MINUTES 53 SECONDS EAST - 201.33 FEET) TO A SET IRON PIN; THENCE NORTH 57 DEGREES 58 MINUTES 21 SECONDS EAST (CONTINUING ALONG SAID SOUTHERLY LINE) 440.15 FEET TO A SET IRON PIN AT A POINT OF CURVE TO THE RIGHT HAVING A RADIUS OF 2866.87 FEET; THENCE NORTHEASTWARDLY ALONG SAID CURVE TO THE RIGHT (CONTINUING ALONG SAID SOUTHERLY LINE) AN ARC DISTANCE OF 103.00 FEET (CENTRAL ANGLE = 02 DEGREES 03 MINUTES 31 SECONDS - CHORD = NORTH 59 DEGREES 00 MINUTES 06 SECONDS EAST - 102.99 FEET) TO A SET IRON PIN IN THE SOUTH LINE OF THE BILLY K. HALL AND WIFE, EZELLE F. HALL PROPERTY RECORDED IN INSTRUMENT NUMBER K6-3222 (S.C.R.O.); THENCE SOUTH 80 DEGREES 50 MINUTES 30 SECONDS EAST ALONG THE SOUTHERLY LINE OF SAID HALL PROPERTY 765.05 FEET TO A SET IRON PIN IN THE SAID NORTHWESTERLY LINE OF U.S. HIGHWAY NO. 51; THENCE SOUTH 43 DEGREES 27 MINUTES 30 SECONDS WEST ALONG SAID NORTHWESTERLY LINE 2186.87 FEET TO A SET IRON PIN AT A POINT OF CURVE TO THE RIGHT HAVING A RADIUS OF 50.00 FEET; THENCE SOUTHWESTWARDLY-WESTWARDLY AND NORTHWESTWARDLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 78.62 FEET (CENTRAL ANGLE = 90 DEGREES 05 MINUTES 32 SECONDS - CHORD - SOUTH 88 DEGREES 30 MINUTES 16 SECONDS WEST - 70.77 FEET) TO THE POINT OF BEGINNING.

                                  SCHEDULE B
                                  ----------

                                 Encumbrances
                                 ------------



     Easement at Book 2725, Page 58 in said Register's Office.

     Easement at Book 3474, Page 65 in the Register's Office of Shelby County, Tennessee.

     Easement at Instrument No. V6 5631 in said Register's Office.

     Easement at Instrument No. AX 8110 in said Register's Office.

     Restrictions contained in Special Warranty Deed at Instrument No. AU 5950 in said Register's Office.

     Restrictions contained in Special Warranty Deed at Instrument No. AW 4802 in said Register's Office.

     Easements, setbacks and restrictions at Plat Book 121, Page 12 in said Register's Office.

     Easements, setbacks and restrictions at Plat Book 138, Page 41 in said Register's Office.

                                      B-1